================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005

                               ------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     0-27918                 13-3070826
(State or other jurisdiction      (Commission File           (IRS Employer
     of Incorporation)                 Number)            Identification No.)

            2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                               93940
(Address of principal executive offices)                  (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

      On February 22, 2005, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended December 31, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The Company will hold a conference call on Wednesday February 23, 2004, at 2:00 P.M. Eastern Time to discuss the earnings. The dial-in number within the United States is (888) 428-4479 and the International dial-in number is (651) 224-7472. Using these call-in numbers will permit callers to ask questions of the Company's management.

      A playback number has been established for those unable to participate in the conference call. Playback begins at 7:45 p.m. Eastern Time on Wednesday, February 23, 2005, and ends at 11:59 p.m. Eastern Time on Friday, February 25, 2005. The playback number within the United States is (800) 475-6701 and International (320) 365-3844, the access code is 766289. After February 25, 2005, interested parties will be able to access an archived transcript of the call that will be posted in the Investors section of the Company's web site located at www.centuryaluminum.com. The transcript will remain available on the Company's website for six months.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

      The following exhibits are filed with this report:

Exhibit
Number      Description
-------     -----------
  99.1      Press Release, dated February 22, 2005, announcing the Company results of operations for the quarter ended December 31, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CENTURY ALUMINUM COMPANY

Date: February 23, 2005                 By:    /s/ Gerald J. Kitchen
                                            ------------------------------------
                                            Name:  Gerald J. Kitchen
                                            Title: Executive Vice President,
                                                   General Counsel, Chief
                                                   Administrative Officer and
                                                   Secretary

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
  99.1      Press Release, dated February 22, 2005, announcing the Company results of operations for the quarter ended December 31, 2004.